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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) JULY 16, 2003
                                                          -------------

                            Arrow International, Inc.
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             (Exact name of Registrant as specified in its charter)

         Pennsylvania                   0-20212                  23-1969991
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(State or other jurisdiction          (Commission             (I.R.S. Employer
        of incorporation)             File Number)           Identification No.)


    2400 Bernville Road, Reading, Pennsylvania                          19605
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    (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (610) 378-0131
                                                   --------------

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          (Former name or former address, if changed since last report)


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Item 5. OTHER EVENTS
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     On July 16, 2003,  Arrow  International,  Inc. (the "Company")  announced a two-for-one stock split of the Company's common stock, no par value (the "Stock Split"). The Stock Split entitles each shareholder to receive one additional share of common stock for each outstanding share of common stock held as of record as of the close of business on August 1, 2003. The Stock Split will be effective at the opening of business on August 15, 2003. In connection with the Stock Split, the Board of Directors of the Company authorized an increase in the Company's authorized shares of common stock to 100 million shares and its aggregate authorized number of shares of capital stock to 105 million shares.

     The Company also announced an increased quarterly dividend payment, whereby the Company will pay a cash dividend of $0.08 for each issued and outstanding share of the common stock owned as of the close of business on August 29, 2003, including the shares of common stock to be issued in connection with the Stock Split. The cash dividend will be payable on September 12, 2003.

     Attached hereto and incorporated by reference herein as Exhibit 99.1 is a copy of the press release announcing the Stock Split and the dividend payment.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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          (c)  Exhibits
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               Exhibit 3.1    Articles of Amendment filed with the  Commonwealth
                              of PA on July 18, 2003.

               Exhibit 99.1 Press release dated July 16, 2003, issued by Arrow International, Inc.


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                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:     July 18, 2003                       ARROW INTERNATIONAL, INC.


                                               By: /s/ Frederick J. Hirt
                                               -------------------------
                                                   Frederick J. Hirt
                                                   Chief Financial Officer and
                                                   Vice President - Finance
                                                   (Principal Financial Officer
                                                   and Chief Accounting Officer)


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                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number        Exhibit Name                                        Location
-------       ------------                                        --------------
3.1           Articles of Amendment filed with the                Filed herewith
              Commonwealth of PA on July 18, 2003.

99.1          Press release dated July 16, 2003,                  Filed herewith
              issued by Arrow International, Inc.


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